EXHIBIT 99.3

PIK HOLDINGS, INC.

Unaudited Condensed Consolidated Financial Statements

July 2, 2017

PIK HOLDINGS, INC.

Unaudited Condensed Consolidated Balance Sheets

July 2, 2017 and October 2, 2016

(in thousands, except share and per share amounts)

Assets	July 2, 2017	October 2, 2016

Current assets:
Cash and cash equivalents	$10,977	$7,350
Accounts receivable, net of allowance for doubtful accounts of $210 and $150 at July 2, 2017 and October 2, 2016, respectively	39,935	45,952
Inventories, net	37,391	32,599
Refundable income taxes	—	1,482
Prepaid insurance	342	703
Other current assets	2,413	1,602
Total current assets	91,058	89,688
Property, plant, and equipment, net	23,271	21,774
Goodwill	215,363	215,363
Intangible assets and other assets, net	197,341	206,251
Total assets	$527,033	$533,076
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$20,048	$18,844
Accrued income taxes	111	81
Payable to predecessor	7	1,516
Accrued liabilities	12,135	16,436
Total current liabilities	32,301	36,877

Long-term debt (net of debt issuance and original issue discount costs combined of $7,361 and $9,198 at July 2, 2017 and October 2, 2016, respectively)	339,407	357,570
Deferred income taxes	69,324	71,355
Payable to predecessor - net of current portion	1,684	1,684
Total liabilities	442,716	467,486
Stockholders’ equity:
Common stock, $0.01 par value. Authorized 250,000 shares; issued and outstanding, 138,001 shares at July 2, 2017 and October 2, 2016, respectively	1	1
Additional paid-in capital	142,056	141,212
Accumulated deficit	(57,495)	(75,409)
Accumulated other comprehensive loss	(245)	(214)
Total stockholders’ equity	84,317	65,590
Total liabilities and stockholders’ equity	$527,033	$533,076

See accompanying notes to condensed consolidated financial statements (unaudited)

PIK HOLDINGS, INC.

Unaudited Condensed Consolidated Statements of Income

(in thousands)

	For the Quarter Ending July 2, 2017	For the Quarter Ending June 26, 2016

Sales	$61,602	$56,463
Cost of sales	31,463	29,150
Gross profit	30,139	27,313
Operating expenses:
Selling expenses	8,761	7,415
General and administrative expenses	2,715	2,560
Research and development expenses	2,035	2,008
Amortization of intangibles	2,968	2,968
Total operating expenses	16,479	14,951
Operating profit	13,660	12,362
Other expense:
Interest expense	6,880	7,098
Transaction costs	145	422
Other	(24)	9
Total other expense	7,001	7,529
Income before income taxes	6,659	4,833
Income tax expense	2,563	1,893
Net income	$4,096	$2,940

See accompanying notes to condensed consolidated financial statements (unaudited)

PIK HOLDINGS, INC.

Unaudited Condensed Consolidated Statements of Income

(in thousands)

	For the Three Quarters Ending July 2, 2017	For the Three Quarters Ending June 26, 2016

Sales	$200,740	$176,724
Cost of sales	102,322	92,441
Gross profit	98,418	84,283
Operating expenses:
Selling expenses	25,559	21,998
General and administrative expenses	7,989	7,340
Research and development expenses	5,948	5,514
Amortization of intangibles	8,905	8,905
Total operating expenses	48,401	43,757
Operating profit	50,017	40,526
Other expense:
Interest expense	20,864	21,628
Transaction costs	283	1,090
Other	(50)	216
Total other expense	21,097	22,934
Income before income taxes	28,920	17,592
Income tax expense	11,006	6,788
Net income	$17,914	$10,804

See accompanying notes to condensed consolidated financial statements (unaudited)

PIK HOLDINGS, INC.

Unaudited Condensed Consolidated Statements of Comprehensive Income

(in thousands)

	For the Quarter Ending July 2, 2017	For the Quarter Ending June 26, 2016

Net income	$4,096	$2,940
Other comprehensive income, net of tax – translation adjustment	47	16
Total comprehensive income	$4,143	$2,956

	For the Three Quarters Ending July 2, 2017	For the Three Quarters Ending June 26, 2016

Net income	$17,914	$10,804
Other comprehensive loss, net of tax – translation adjustment	(31)	(79)
Total comprehensive income	$17,883	$10,725

See accompanying notes to condensed consolidated financial statements (unaudited)

PIK HOLDINGS, INC.

Unaudited Condensed Consolidated Statements of Stockholders’ Equity

(In thousands, except share amounts)

	Common stock shares	Amount	Additional paid-in capital	Retained earnings (accumulated deficit)	Accumulated other comprehensive loss	Total stockholders’ equity
Balance, September 27, 2015	138,001	$1	$140,236	$(91,762)	$(49)	$48,426
Net income	—	—	—	10,804	—	10,804
Foreign currency translation adjustment	—	—	—	—	(79)	(79)
Compensation cost associated with stock option awards	—	—	803	—	—	803

Balance, June 26, 2016	138,001	$1	$141,039	$(80,958)	$(128)	$59,954

Balance, October 2, 2016	138,001	$1	$141,212	$(75,409)	$(214)	$65,590
Net income	—	—	—	17,914	—	17,914
Foreign currency translation adjustment	—	—	—	—	(31)	(31)
Compensation cost associated with stock option awards	—	—	844	—	—	844

Balance, July 2, 2017	138,001	$1	$142,056	$(57,495)	$(245)	$84,317

See accompanying notes to condensed consolidated financial statements (unaudited)

PIK HOLDINGS, INC.

Unaudited Condensed Consolidated Statements of Cash Flows

(In thousands)

	For the Three Quarters Ending July 2, 2017	For the Three Quarters Ending June 26, 2016

Cash flows from operating activities:
Net income	$17,914	$10,804
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,302	12,159
Amortization of debt issuance costs	1,024	1,036
Accretion of original issue discount costs	814	823
Deferred tax benefit	(2,031)	(3,170)
Compensation cost associated with stock option awards	844	803
Other	8	143
Change in operating assets and liabilities:
Accounts receivable	6,017	1,358
Inventories	(4,792)	(7,681)
Refundable income taxes	1,482	0
Prepaid insurance	361	704
Other current assets	(811)	(1,859)
Accounts payable	1,204	1,925
Accrued income taxes	30	2,908
Payable to predecessor, net of revaluation	(1,509)	(3,060)
Accrued liabilities	(4,301)	4,393
Net cash provided by operating activities	28,556	21,286
Cash flows from investing activities:
Acquisition of property, plant and equipment	(4,903)	(3,728)
Proceeds from the disposition and sale of equipment	5	10
Net cash used in investing activities	(4,898)	(3,718)
Cash flows from financing activities:
Principal payments on long-term debt	(20,000)	(22,000)
Net cash used in financing activities	(20,000)	(22,000)
Effect of exchange rate changes	(31)	(79)
Increase (decrease) in cash and cash equivalents	3,627	(4,511)
Cash and cash equivalents at beginning of period	7,350	13,636
Cash and cash equivalents at end of period	$10,977	$9,125

See accompanying notes to condensed consolidated financial statements (unaudited)

(1)	Description of Business

Pik Holdings, Inc., a Delaware corporation, (and its subsidiaries collectively referred to as Company) was incorporated May 13, 2013 in anticipation of the purchase of 100% of the capital stock of EGWP Acquisition Corp., a Delaware corporation, and its subsidiaries. The acquisition occurred on July 8, 2013 (Acquisition). The primary operating entity and a wholly owned subsidiary of the Company is Water Pik, Inc. The Company is a leader in designing, manufacturing, and marketing personal healthcare products, including consumer and professional oral healthcare products and showerheads. The Company’s personal healthcare products are sold through a variety of channels, including home centers, mass merchandisers, drug store chains, specialty retailers, dental professionals, online and television.

Pik Holdings, Inc. does not have material activities, assets, or liabilities other than those of Water Pik, Inc.

(2)	Basis of Presentation

The condensed consolidated balance sheets as of July 2, 2017 and October 2, 2016, the condensed consolidated statements of income, comprehensive income and cash flows for the quarter and three quarters ended July 2, 2017 and June 26, 2016 and, the condensed statements of cash flow and stockholders’ equity for the three quarters ended July 2, 2017 and June 26, 2016 have been prepared by the Company.  In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position at July 2, 2017 and results of operations and cash flows for all periods presented have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles (“U.S. GAAP”) in the United States have been condensed or omitted.  These condensed consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements and notes thereto for the year ended October 2, 2016. The results of operations for the period ended July 2, 2017 are not necessarily indicative of the operating results for the full year.

(3)	Inventories

Inventories consist of the following (in thousands):

	July 2, 2017	October 2, 2016
Raw material and supplies	$835	562
Work in process	270	224
Finished goods	37,558	33,085
Total inventories at lower of first-in, first-out cost or market	38,663	33,871
Adjustment to reduce values to LIFO basis	(1,272)	(1,272)
Total inventories, LIFO basis	$37,391	32,599

(4)	Property, Plant, and Equipment

Property, plant, and equipment comprise the following (in thousands):

	Useful life (in years)	July 2, 2017	October 2, 2016
Land	—	$2,750	2,750
Buildings and improvements	3–20	9,039	8,985
Machinery and equipment	7	2,571	2,327
Tooling	3–5	20,381	16,432
Computers	3	1,350	1,221
Other	3–5	2,737	2,302

Property, plant, and equipment		38,828	34,017
Accumulated depreciation		(15,557)	(12,243)

Property, plant, and equipment, net		$23,271	21,774

Depreciation expense was $1,121,000 and $1,109,000 for the quarters ended July 2, 2017 and June 26, 2016, respectively. Depreciation expense was $3,397,000 and $3,254,000 for the three quarters ending July 2, 2017 and June 26, 2016, respectively.

(5)	Intangible Assets and Other Assets

Intangible assets and other assets comprise the following (in thousands):

	Amortization period	July 2, 2017	October 2, 2016
Domestic customer relationships	14 years	$140,210	140,210
Trade names	Indefinite	84,040	84,040
Developed technology	9–12 years	20,100	20,100
International customer relationships	1.25–9 years	183	183
Noncompete agreements	2 years	21	21
Long-term deposits	N/A	219	224
		244,773	244,778
Less accumulated amortization		(47,432)	(38,527)
Total intangible assets, and other assets, net		$197,341	206,251

Amortization expense was $2,968,000 for the quarters ended July 2, 2017 and June 26, 2016. Amortization expense was $8,905,000 for the three quarters ended July 2, 2017 and June 26, 2016.

Future amortization expense for finite lived intangibles for the next five fiscal years will approximate $11,871,000, $11,863,000, and $11,863,000, $11,863,000, and $11,863,000 for fiscal years 2017, 2018, 2019, 2020, and 2021, respectively.

(6)	Accrued Liabilities

Accrued liabilities comprise the following (in thousands):

	July 2, 2017	October 2, 2016
Customer incentives	$5,073	7,796
Salaries, wages, related taxes, and withholdings	4,230	5,364
Warranty	2,127	2,383
Other	497	681
Interest	208	212
Total accrued liabilities	$12,135	16,436
(7)	Long‑Term Debt

The Company’s long‑term debt comprises the following (in thousands):

	July 2, 2017	October 2, 2016
First lien term loan	$249,768	259,768
Second lien term loan	97,000	107,000
Total long-term debt	346,768	366,768
Original issue discount and debt issuance costs, net	(7,361)	(9,198)
Long-term debt, net	$339,407	357,570
(8)	Share‑Based Compensation

On July 8, 2013, the Company established the Pik Holdings, Inc. 2013 Stock Option Plan (the Plan), which authorizes equity awards to be granted for up to 26,286 shares of the common stock of the Company. As of the fiscal year ending October 2, 2016 and the period ending July 2, 2017, there were 24,323 and 24,973 share options awarded, respectively. A total of 650 options award were granted between October 2, 2016 and July 2, 2017 at an exercise prices of $1,856.79, the fair value of the common stock at time of grant as determined by the July 31, 2016 third-party common stock valuation.

The vesting schedule of the management awards are broken into two tranches, (i) 50% of which vest over the requisite service period (Time based awards) up to 5 years and (ii) 50% of which become exercisable when the Company has an “exit event” (Company Sale based awards) and achieves a certain “equity multiple” on the original “sponsor investments,” all of which are defined in the Plan. The awards have terms of up to 10 years. The grant-date fair value of all Time-based awards is expensed over the 5 year vesting period. The grant date fair value of the Company Sale based awards will not be expensed unless the Company Sale condition is deemed probable. As of October 2, 2016 and July 2, 2017, the Company Sale based award condition was not deemed probable.

Total compensation expense related to share based options was $281,000 and $269,000 for the quarters ended July 2, 2017 and June 26, 2016, respectively, and $844,000 and $803,000 for the three quarters ended July 2, 2017 and June 26, 2016, respectively.

(9)	Commitments and Contingencies

Insurance Reserves and Legal Contingencies

A number of lawsuits, claims, and proceedings have been or may be asserted against the Company relating to the conduct of its business, including those pertaining to product liability, personal injury, patent infringement, commercial liability, employment and employee compensation, and benefits. The outcome of any such potential litigation cannot be predicted with certainty, and any such lawsuit, claim, or proceeding may have an adverse outcome to the Company. The Company does not believe that the disposition of any such potential matter is likely to have a material adverse effect on the financial condition or liquidity of the Company.

As a consumer goods manufacturer and distributor, the Company is subject to continuing risk of product liability and related lawsuits involving claims for substantial monetary damages. The Company has general liability, product liability, and workers’ compensation insurance coverage. The Company’s insurance coverage provides that its insurers directly pay all costs related to its general liability, product liability, and workers’ compensation claims, provided, however, the Company is required to reimburse its insurance carrier for policy deductibles and certain legal costs and expenses.

Loss accruals, if and when accrued, for future claims are recorded to cover the probable retained loss portion of general liability, product liability, and workers’ compensation claims, including both asserted claims and incurred but not reported workers’ compensation claims. As of July 2, 2017 and October 2, 2016, no such loss accruals were deemed necessary by the Company. Historical experience may not be indicative of future losses, and the resolution in any reporting period of one or more of these matters could have a material adverse effect on the Company’s results of operations for that period. The Company’s medical insurance and other employee benefit insurance coverages are under fully insured plans.

(10)	Related‑Party Transactions

The Company has a professional services agreement with two related parties, MidOcean US Advisor, L.P. (MidOcean) and VCPE III LLC (Vulcan).  As part of this agreement, an annual fee of $1,000,000, payable quarterly, is paid to the same two aforementioned parties, with 60% of the quarterly fee being paid to MidOcean and 40% being paid to Vulcan. The quarterly management fee is for executive and general management services. For the quarters ending July 2, 2017 and June 26, 2016 such fees included in operating expenses were $250,000. For the three quarters ended July 2, 2017 and June 26, 2016 such fees included in operating expenses were $750,000.

The payable to predecessor of $1,691,000 and $3,200,000 as of July 2, 2017 and June 26, 2016, respectively, on the accompanying condensed consolidated balance sheets is a related party payable related to a contingent liability.  The contingent liability is recalculated annually, at each fiscal year-end, and is recorded at fair value based on the future expected tax benefit expected to be realized on tax returns of the Company that resulted from the predecessor’s stepped up basis that was carried forward to the new owners, and amounts payable are classified between current and long term liabilities based on the expected payment timing to predecessor.

This annual payment to predecessor ceases and terminates beginning for any taxable year or portion thereof beginning with a change of control. The Company did not adjust the $1,691,000 balance as of July 2, 2017 as a definitive agreement to acquire the Company had not been signed as of that date.

(11)	Subsequent Events

On July 17, 2017, Church & Dwight Co., Inc. (NYSE:CHD) signed a definitive agreement to acquire the Company for approximately $1 billion in cash. The transaction, which was subject to regulatory approval and other customary conditions, closed on August 7, 2017.

As of July 26, 2017 the date the consolidated financial statements were available to be issued, the Company has not identified any subsequent events, other than those previously identified, that require disclosure or inclusion in these consolidated financial statements.